UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 28, 2011

BRAVO BRIO RESTAURANT GROUP, INC.

(Exact name of registrant as specified in its charter)

Ohio	001-34920	34-1566328
(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation)	Number)	Identification No.)

777 Goodale Boulevard, Suite 100, Columbus, Ohio 43212
(Address of principal executive offices, including zip code)
(614) 326-7944
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-1.1
EX-99.1

Item 1.01. Entry into a Material Definitive Agreement
On March 28, 2011, Bravo Brio Restaurant Group, Inc. (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with the selling shareholders of the Company listed on Schedule A thereto and Jefferies & Company, Inc., Piper Jaffray & Co. and Wells Fargo Securities, LLC, as representatives of the several underwriters listed on Schedule B thereto (collectively, the “Underwriters”), relating to the sale by the selling shareholders to the Underwriters of 4,161,020 common shares, no par value per share (the “Shares”), of the Company at a price of $15.40 per share for resale in a public offering, as contemplated in the Underwriting Agreement, at a public offering price of $16.25 per share. The selling shareholders also granted the Underwriters an option to purchase up to an additional 416,102 common shares to cover over-allotments, if any. The Shares are expected to be delivered against payment therefor on April 1, 2011. The Underwriting Agreement contains customary representations and warranties, closing conditions and indemnification obligations.
The offering of the Shares was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s registration statement on Form S-1, as amended (File No. 333-172642). The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
On March 28, 2011, the Company issued a press release announcing the pricing of the secondary public offering of the Shares. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.
The information reported under Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1 filed herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

1.1	Underwriting Agreement, dated March 28, 2011, by and among Bravo Brio Restaurant Group, Inc., the selling shareholders of Bravo Brio Restaurant Group, Inc. listed on Schedule A thereto and Jefferies & Company, Inc., Piper Jaffray & Co. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

99.1	Press release, dated March 28, 2011, entitled “Bravo Brio Restaurant Group, Inc. Announces Pricing of Secondary Public Offering of Common Shares.”

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BRAVO BRIO RESTAURANT GROUP, INC.
Date: March 30, 2011	By:	/s/ James J. O’Connor
James J. O’Connor
Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated March 28, 2011, by and among Bravo Brio Restaurant Group, Inc., the selling shareholders of Bravo Brio Restaurant Group, Inc. listed on Schedule A thereto and Jefferies & Company, Inc., Piper Jaffray & Co. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

99.1	Press release, dated March 28, 2011, entitled “Bravo Brio Restaurant Group, Inc. Announces Pricing of Secondary Public Offering of Common Shares.”